WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 13, 2000, by and among HAUSER, INC., a Delaware corporation (the "Company"), HAUSER TECHNICAL SERVICES, INC., a Delaware corporation ("Technical"), BOTANICALS INTERNATIONAL EXTRACTS, INC., a Delaware corporation, ZETAPHARM, INC., a New York corporation, and WILCOX NATURAL PRODUCTS, INC., a Delaware corporation (collectively, the "Borrowers"), and WELLS FARGO BANK, N.A. (the "Lender").

                                    RECITALS

         WHEREAS, the Borrowers are currently indebted to the Lender pursuant to the terms and conditions of that certain Credit Agreement dated as of June 11, 1999 (the "Original Agreement"; the Original Agreement, as heretofore amended and as amended hereby, the "Agreement"); and

         WHEREAS, the Lender and the Borrowers have agreed to certain changes in the terms and conditions set forth in the Agreement and have agreed to amend the Agreement to reflect said changes;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following waivers and that the Agreement shall be amended as follows:

     A.  Amendments.

         1. Section 6.07 of the Agreement is amended by deleting entirely subsection (c) thereof.

         2. Section 6.07 of the Agreement is further amended by deleting entirely subsection (d) thereof.

         3. Section 6.07 of the Agreement is further amended by deleting entirely subsection (e) thereof.

         4. Section 6.07 of the Agreement is further amended by deleting entirely subsection (f) thereof.

         5. Section 6.07 of the Agreement is further amended by redesignating subsection (g) thereof as subsection (c).

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


     B. WAIVERS. The Lender hereby waives, for the Company's fiscal period ending September 30, 2000 only, compliance by the Borrowers with their financial covenants contained in subsections (d) and (e) of Section 6.07 of the Agreement, as in effect prior to this Amendment.

     C. GENERAL. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used in this Amendment. This Amendment and the Agreement shall be read together as one document. This Amendment shall be effective upon delivery by the Lender to the Company of an executed counterpart original or facsimile copy.

         The Borrowers hereby remake all representations and warranties contained in the Agreement and reaffirm all covenants set forth therein. The Borrowers further certify that as of the date of this Amendment, giving effect to the provisions hereof, there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.


HAUSER, INC.                              WELLS FARGO BANK, N.A.


By:  /s/Kenneth Cleveland                 By:   /s/Art Brokx
     -------------------------------            --------------------------------
Name:    Kenneth Cleveland                Name:    Art Brokx
Title:   Chief Executive Officer          Title:   Vice President


BOTANICALS INTERNATIONAL
 EXTRACTS, INC.


By:  /s/Kenneth Cleveland
     -------------------------------
Name:    Kenneth Cleveland
Title:   Chief Executive Officer

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

ZETAPHARM, INC.


By:  /s/Kenneth Cleveland
     -------------------------------
Name:    Kenneth Cleveland
Title:   Chief Executive Officer


WILCOX NATURAL PRODUCTS, INC.


By:  /s/Kenneth Cleveland
     -------------------------------
Name:    Kenneth Cleveland
Title:   Chief Executive Officer


HAUSER TECHNICAL SERVICES, INC.


By:  /s/Kenneth Cleveland
     -------------------------------
Name:    Kenneth Cleveland
Title:   Chief Executive Officer


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